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                               AMENDMENT NO. 18 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the merger of AIM Balanced Fund, AIM Core Stock Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Health Sciences Fund, AIM Libra Fund, AIM Mid Cap Stock Fund and AIM Total Return Fund.

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST
        AIM Advantage Health Sciences Fund -              Class A
                                                          Class C

        AIM Multi-Sector Fund -                           Class A
                                                          Class C
                                                          Institutional Class

AIM EQUITY FUNDS
        AIM Aggressive Growth Fund -                      Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Blue Chip Fund -                              Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM Capital Development Fund -                    Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

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        AIM Charter Fund -                                Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Constellation Fund -                          Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Diversified Dividend Fund -                   Class A
                                                          Class C
                                                          Investor Class

        AIM Large Cap Basic Value Fund -                  Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM Large Cap Growth Fund -                       Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM Mid Cap Growth Fund -                         Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Select Basic Value Fund -                     Class A
                                                          Class C

        AIM Weingarten Fund -                             Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM FUNDS GROUP
        AIM Basic Balanced Fund -                         Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM European Small Company Fund -                 Class A
                                                          Class C

        AIM Global Value Fund -                           Class A
                                                          Class C

        AIM International Small Company Fund -            Class A
                                                          Class C

                                       2
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        AIM Mid Cap Basic Value Fund -                    Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Premier Equity Fund -                         Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Select Equity Fund -                          Class A
                                                          Class C

        AIM Small Cap Equity Fund -                       Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM GROWTH SERIES
        AIM Basic Value Fund -                            Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Conservative Allocation Fund -                Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Global Equity Fund -                          Class A
                                                          Class C
                                                          Institutional Class

        AIM Growth Allocation Fund -                      Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Mid Cap Core Equity Fund -                    Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Moderate Allocation Fund -                    Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Moderate Growth Allocation Fund -             Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Moderately Conservative Allocation Fund -     Class A
                                                          Class C

                                       3
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                                                          Class R
                                                          Institutional Class

        AIM Small Cap Growth Fund -                       Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
        AIM Asia Pacific Growth Fund -                    Class A
                                                          Class C

        AIM European Growth Fund -                        Class A
                                                          Class C
                                                          Class R
                                                          Investor Class

        AIM Global Aggressive Growth Fund -               Class A
                                                          Class C

        AIM Global Growth Fund -                          Class A
                                                          Class C

        AIM International Core Equity Fund -              Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM International Growth Fund -                   Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM INVESTMENT FUNDS
        AIM Developing Markets Fund -                     Class A
                                                          Class C

        AIM Global Health Care Fund -                     Class A
                                                          Class C
                                                          Investor Class

        AIM Trimark Endeavor Fund -                       Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Trimark Fund -                                Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Trimark Small Companies Fund -                Class A
                                                          Class C

                                       4
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                                                          Class R
                                                          Institutional Class

AIM INVESTMENT SECURITIES FUNDS
        AIM Global Real Estate Fund  -                    Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM High Yield Fund -                             Class A
                                                          Class C
                                                          Institutional Class
                                                          Investor Class

        AIM Income Fund -                                 Class A
                                                          Class C
                                                          Class R
                                                          Investor Class

        AIM Intermediate Government Fund -                Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM Limited Maturity Treasury Fund -              Class A
                                                          Class A3
                                                          Institutional Class

        AIM Money Market Fund -                           AIM Cash Reserve
                                                             Shares
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM Municipal Bond Fund -                         Class A
                                                          Class C
                                                          Investor Class

        AIM Real Estate Fund -                            Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM Short Term Bond Fund -                        Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Total Return Bond Fund -                      Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

                                       5
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AIM SECTOR FUNDS
        AIM Energy Fund -                                 Class A
                                                          Class C
                                                          Class K
                                                          Investor Class

        AIM Financial Services Fund -                     Class A
                                                          Class C
                                                          Class K
                                                          Investor Class

        AIM Gold & Precious Metals Fund -                 Class A
                                                          Class C
                                                          Investor Class

        AIM Leisure Fund -                                Class A
                                                          Class C
                                                          Class K
                                                          Investor Class

        AIM Technology Fund -                             Class A
                                                          Class C
                                                          Class K
                                                          Institutional Class
                                                          Investor Class

        AIM Utilities Fund -                              Class A
                                                          Class C
                                                          Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
        AIM Opportunities I Fund -                        Class A
                                                          Class C

        AIM Opportunities II Fund -                       Class A
                                                          Class C

        AIM Opportunities III Fund -                      Class A
                                                          Class C

AIM STOCK FUNDS
      AIM Dynamics Fund -                                 Class A
                                                          Class C
                                                          Class K
                                                          Institutional Class
                                                          Investor Class

      AIM Small Company Growth Fund -                     Class A
                                                          Class C
                                                          Class K
                                                          Institutional Class
                                                          Investor Class

      AIM S&P 500 Index Fund -                            Institutional Class
                                                          Investor Class

                                       6
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AIM TAX-EXEMPT FUNDS
        AIM High Income Municipal Fund -                  Class A
                                                          Class C

        AIM Tax-Exempt Cash Fund -                        Class A
                                                          Investor Class

        AIM Tax-Free Intermediate Fund -                  Class A
                                                          Class A3
                                                          Institutional Class

AIM TREASURER'S SERIES TRUST
      Premier Portfolio                                   Investor Class
      Premier Tax-Exempt Portfolio                        Investor Class
      Premier U.S. Government Money Portfolio             Investor Class"

                                       7
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      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 18, 2005

                                       EACH FUND (LISTED ON SCHEDULE A)
                                       ON BEHALF OF THE SHARES OF EACH
                                       PORTFOLIO LISTED ON SCHEDULE A

                                       By: /s/ Robert H. Graham
                                           ---------------------------------
                                             Robert H. Graham
                                             President

                                       AIM DISTRIBUTORS, INC.

                                       By: /s/ Gene L. Needles
                                           ---------------------------------
                                             Gene L. Needles
                                             President

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